SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

         Date of Report (Date of earliest event reported): May 29, 2002
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                          FRONTIER NATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

           ALABAMA                       000-24853                72-1355228
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(State or other jurisdiction)    (Commission File Number)        (IRS Employer
                                                             Identification No.)

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             43 N. Broadway, Sylacauga, AL                       35150
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       (Address of principal executive offices)               (Zip code)

        Registrant's telephone number, including area code: 256-249-0341
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Item 5. Other Events.

Effective May 29, 2002 Harry I. Brown, Jr. resigned from his position as Chairman of the Board of Frontier National Corporation ("Frontier National" or the "Company"). Mr. Brown, Jr. will retain his boards of director position with Frontier National and with Frontier National's two wholly-owned bank subsidiaries, Frontier National Bank, Lanett and Frontier National Bank, Sylacauga (collectively, the "Banks").

In lieu of severance and other obligations owed to Mr. Brown, Jr. under his Employment Agreement, dated August 24, 1998, as amended May 17, 1999, and his Salary Continuation Agreement, dated October 1, 1996, Mr. Brown, Jr. will receive $530,000, less taxes and other deductions, in a lump sum on June 3, 2002 and $130,000, less taxes and other deductions, on January 3, 2003. Mr. Brown, Jr. has also received the title to his company vehicle and a life insurance policy previously owned by Bank-Sylacauga. The total value of these payments is $695,664. Mr. Brown, Jr. or his beneficiaries will also receive certain retirement benefits commencing on the earlier of the month following his death or his 65th birthday and continuing thereafter for 15 years.

Mr. Brown Jr.'s resignation as Chairman of the Board from Frontier National is not the result of any disagreement with Frontier National's board or management on any matter relating to the Company's operations, policies or practices.

The Board of Frontier National elected Steven R. Townson as its Chairman. Mr. Townson will retain his position as President and Chief Executive Officer of Frontier National. The Board of Frontier National elected Harry I. Brown, Sr. and Charles M. Reeves, Jr. as the Company's Co-Vice Chairmen. The Boards of Directors of the Banks elected Chris Zodrow as Chairman of the Banks and Raymond Styres as Vice Chairman of the Banks.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf on this 11th day of June 2002 the undersigned hereunto duly authorized.

                                                 FRONTIER NATIONAL CORPORATION


Date: June 11, 2002
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                                             By: /s/ Steven R. Townson
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                                                 Steven R. Townson
                                                 Chairman of the Board
                                                 President and Chief Executive
                                                 Officer